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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 27, 2002


                            MARATHON OIL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-5153                     25-0996816
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


         5555 SAN FELIPE ROAD, HOUSTON, TEXAS             77056-2723
       (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 629-6600


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ITEM 5.  OTHER EVENTS.

         On February 27, 2002, Marathon Oil Corporation ("Marathon") entered into an underwriting agreement for the public offering of $450,000,000 aggregate principal amount of its 6.125% Notes due 2012 and $550,000,000 aggregate principal amount of its 6.800% Notes due 2032 (the "Notes"). The Notes are to be issued under an Indenture dated February 26, 2002 between the Company and JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (the "Senior Indenture"). Closing of the issuance and sale of the Notes is scheduled for March 4, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Underwriting Agreement dated February 27, 2002 among Marathon and Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the several Underwriters.

         1.2 Pricing Agreement dated February 27, 2002 among Marathon and Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the several Underwriters.

         4.1 Indenture dated February 26, 2002 between Marathon and JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (the "Senior Indenture").

         4.2 Indenture dated February 26, 2002 between Marathon and JPMorgan Chase Bank, as Trustee, relating to subordinated debt securities of Marathon.

         4.3 Officers' Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture dated as of March 4, 2002, providing for the issuance of Marathon's 6.125% Notes due 2012 and 6.800% Notes due 2032.

         4.4      Form of Notes (included in Exhibit 4.3 above).

         5.1      Opinion of Baker Botts L.L.P.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARATHON OIL CORPORATION




Date: March 4, 2002                     By:   /s/   A. G. ADKINS
                                           -------------------------------------
                                            Name:  A. G. Adkins
                                            Title: Vice President - Accounting
                                                     and Controller


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                                  EXHIBIT INDEX

        Number    Exhibit
        ------    -------

         1.1 Underwriting Agreement dated February 27, 2002 among Marathon and Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the several Underwriters.

         1.2 Pricing Agreement dated February 27, 2002 among Marathon and Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the several Underwriters.

         4.1 Indenture dated February 26, 2002 between Marathon and JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (the "Senior Indenture").

         4.2 Indenture dated February 26, 2002 between Marathon and JPMorgan Chase Bank, as Trustee, relating to subordinated debt securities of Marathon.

         4.3 Officers' Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture dated as of March 4, 2002, providing for the issuance of Marathon's 6.125% Notes due 2012 and 6.800% Notes due 2032.

         4.4      Form of Notes (included in Exhibit 4.3 above).

         5.1      Opinion of Baker Botts L.L.P.